Exhibit 99.3

November 30, 2020

Rao Mulpuri, Chairman and CEO View, Inc.

Hi, I’m Rao Mulpuri. Over the last twelve years, my amazing colleagues and I have been building View with two main objectives: solving climate change and improving human health. Two of the biggest challenges and opportunities of our time.

Now let’s talk about the window. As humans, we are an outdoor species. Glass is a magical material and we are lucky to have discovered it. It is a wall you can see through; it keeps us protected yet gives us a connection to the outside. Who would have thought that the window could be improved?

I am very excited to present to you the View story. Most people don’t know that the words Smart and Window can go together, so what is a Smart Window?

Product Introduction

All too often the human experience within a building is an afterthought as most windows let light in without controlling heat and glare, so beautiful buildings are redecorated from the inside out with blinds to block the sun. There is a better way. View Smart Glass brings the outside in, intelligently controlling natural light without blinds or shades, enhancing mental and physical well-being.

It’s regular glass with a series of thin nano-coatings that react to a small electrical charge, creating different levels of tint. View smart glass is part of an intelligent, predictive system that looks at a building holistically using artificial intelligence and machine learning algorithms. View intelligence takes the building’s orientation, surrounding obstructions and the arc of the sun to seamlessly optimize the amount of natural light available throughout the day.

We factor in seating arrangements and the distance of people to the windows, integrating seamlessly with lighting and cooling systems to maximize comfort and efficiency. We also keep an eye on your local weather. All this data helps create the world’s most intelligent windows.

Rao Mulpuri, Chairman and CEO View, Inc.

When you transform commonly used things such as a phone, a car or a window, the market is very large. Real estate is traditionally an extremely risk adverse industry and we are driving change by challenging long held assumptions.

At View, we obsess over delighting our customers. Our customers just simply love the product and once they experience it, they cannot imagine living without it.

Voice of the Customer

We look at this from a perspective of people, planet, profit. When we look at tools and technologies that can do all three, that is a win for airports. Dynamic glass really fit that bill.

The worst thing you can possibly have is to be cooped up in an interior office with no windows nor light from the outside.

View removes all of that barrier and allows you to really enjoy the natural setting that the building is set in.

I feel connected, I never feel disconnected from nature.

There is no better glass you can put in your building if you are truly sincere about taking care of your employees.

This is a great product for stadiums, this is a great product to allow the world to be more sustainable.

It helps us create an environment that is warm, friendly, an environment that people can be very productive in.

With View as a partner, Civica Cherry Creek has achieved the highest weighted average rental rates out of any office building in the city of Denver. Once you have View glass, you will never go back to a traditional office building.

We will never build another building without this glass.

Rao Mulpuri, Chairman and CEO View, Inc.

All of that magic happens in a one micrometer thick coating that is one hundredth the thickness of a human hair. So how do we do this? The electrochromic technology has been a thing of science fiction for a long time.

12 years ago, we started this journey in this very lab with the goal of creating what we call a complete product. A complete product is one that checks all the boxes, redefines an industry and makes it mainstream.

From the beginning, instead of saying let’s take this technology we have and adapt it to the world, we looked at the needs of the user and worked backwards, iterating our technology all along the way. We made sure the materials we selected were fundamentally highly durable, so that they last the lifetime of a window. Many of the electrochromic technologies use organic materials that are easier to engineer but they degrade with exposure to heat and UV just like our bodies and plants and they are a non-starter for a building window application.

We took the much harder path of building a fully inorganic, solid-state material system. First, we focused on the performance of the product by way of aesthetics and size. Second, we obsessed over the user experience, how the person sitting besides the window interacts with it and what their experience is like. Finally, we knew that in order for this product to scale, we needed to make it easy to install for the construction trades at job sites. We launched the company with a minimum viable product in 2012 and continued to perfect it to reach our 4th generation product this year.

What we make is really cool but how we make it is equally amazing. Let me take you behind the scenes and give you a glimpse into our manufacturing facility.

Manufacturing Facility

Welcome to View’s Olive Branch Manufacturing facility. Let’s take a behind the scenes look at how the product is created.

Howard Lutnick, Chairman and CEO Cantor Fitzgerald

Hello, I’m Howard Lutnick, the chairman and chief executive officer of Cantor Fitzgerald. I’m also the chairman of the Newmark group, one of the largest and most successful commercial real estate brokerage companies in the United States of America and together we are delighted to introduce you to View and its dynamic glass product.

Newmark is so excited to help View introduce its glass to the landlords and owners of commercial real estate buildings around the United States and around the world. And we are going to do that by partnering and what we call co-brokering with all the other large commercial real estate companies across the United States to have them learn about View glass, introduce View glass to their relationships, and together we will coast to coast cover the commercial real estate landscape with better glass. It’s going to change the market for glass much the same way that air conditioning was once upon a time 50 years ago a new thing, dynamic glass will be the thing that is common in commercial real estate buildings going forward and I’m just so excited to be associated with View.

Rao Mulpuri, Chairman and CEO View, Inc.

Beyond the smart tinting window, as we think about our innovation and our journey forward, we saw an opportunity to take our product and turn it into more of a platform on which a number of different applications can be built. Our product is a digital skin to the building, the skin is the largest organ in the building much like the skin is the largest organ in our bodies. That skin has power, high speed data and computing all built into it. On top of that, we are building an operating system that is a digital twin to the building that is highly secure, has AI and ML engines built into it and with these platforms, we are able to build a number of applications that are going to transform the way we live and work in the future.

Because we have a highly connected system, we are able to bring a whole host of smart building applications. For example, this video you are watching is coming to you through the View smart display which is a high definition display installed right into the window. Also, on this platform, we have a sensor array that has a number of environmental sensors and these can be used in order to control the environment, precisely for the health and wellness of the people.

These new applications transform buildings into living spaces that help us engage, interact and communicate with each other. The buildings will be transformed into high speed, 5G cell towers with complete wireless coverage.

Now that the blinds have been lifted, these humanized spaces will keep us entertained while keeping us connected to natural light and views of the outdoors. And we are just getting started!

Important Information and Where to Find It

This script relates to a proposed transaction between CF Finance Acquisition Corp. II (“CF II”) and View. This script does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transactions described herein, CF II intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC’), including a registration statement on Form S-4, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all CF II stockholders. CF II also will file other documents regarding the proposed transactions with the SEC. Before making any voting or investment decision, investors and security holders of CF II are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CF II through the website maintained by the SEC at www.sec.gov or by directing a request to CF II to 110 East 59th Street, New York, NY 10022 or via email at CFFinanceII@cantor.com or at (212) 938-5000.

Participants in the Solicitation

CF II and View and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF II’s stockholders in connection with the proposed transactions. Information about CF II’s directors and executive officers and their ownership of CF II’s securities is set forth in CF II’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transactions may be obtained by reading the proxy statement/prospectus regarding the proposed transactions when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This script is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF II or View, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements included herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified herein. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CF II and View. Many factors could cause actual future events to differ from the forward-looking statements herein, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CF II’s securities, (ii) the risk that the transaction may not be completed by CF II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CF II, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of CF II, the satisfaction of the minimum trust account amount following any redemptions by CF II’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE Investments, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on View’s business relationships, operating results, and business generally, (vii) risks that the transaction disrupt current plans and operations of View and potential difficulties in View employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against View or against CF II related to the merger agreement or the transaction, (ix) the ability to maintain the listing of CF II stock on the Nasdaq Stock Market, (x) volatility in the price of CF II’s securities, (xi) changes in competitive and regulated industries in which View operates, variations in operating performance across competitors, changes in laws and regulations affecting View’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities,(xiii) the potential inability of View to increase its manufacturing capacity or to achieve efficiencies regarding its manufacturing process or other costs, (xiv) the enforceability of View’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which View operates, and (xvi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CF II’s Quarterly Reports on Form 10-Q, the registration statement that includes a proxy statement/prospectus on Form S-4 and other documents filed by CF II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and View and CF II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither View nor CF II gives any assurance that either View or CF II will achieve its expectations.

This script is being made available for informational purposes only.

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